UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2012

NATIONAL GRAPHITE CORP.

(Exact name of registrant as specified in its charter)

LUCKY BOY SILVER CORP.

(Former name of registrant)

Nevada	333-146675	27-3787574
(State or Jurisdiction)	(Commission File Number)	(IRS Employer ID Number)

7230 Indian Creek Ln., Ste 201, Las Vegas, NV 89149

(Address and telephone number of principal executive office)

Registrant’s telephone number, including area code: (702) 839-4029

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On May 9, 2012, the Articles of Incorporation were amended to reflect the name of the corporation to be National Graphite Corp.

Exhibits No.	Exhibits

3	Amendment to Articles of Incorporation.**

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL GRAPHITE CORP.

/s/ Ken Liebscher
Ken Liebscher
President, Chief Executive Officer, and Director
September 4, 2012

EXHIBIT INDEX

No.	Exhibits

3	Amendment to Articles of Incorporation.**

**Previously filed with 8K file June 4, 2012